                                                                      EXHIBIT 21





                    MONTHLY CERTIFICATEHOLDERS' STATEMENT

                          Discover Card Trust 1992 B

                    -------------------------------------

                                  CREDIT CARD

                          PASS-THROUGH CERTIFICATES

                    -------------------------------------


      Under the  Pooling  and  Servicing  Agreement  dated  as of Dec. 1, 1992
(the "Agreement") by and among Greenwood Trust Company   (the  "Servicer") ,
Discover   Receivables   Financing Group and Wilmington Trust Company,  as
Trustee ,the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the
performance  of  the  Trust  during  the   previous  month.   The information
which is required to be prepared with respect to the distribution of
September 16, 1996,  and  with  respect to the performance  of  the  Trust
during  the  Due  Period  ended   in August 31, 1996    ,is set forth below.
Certain of the infor- mation is presented on the basis of an original principal amount of $1,000 per Class A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole.

     Information   Regarding  the  Current  Monthly  Distribution (stated on
the basis of $1,000 original principal amount).

- -------------------------------------

1. The total  amount of the  distribution  to Class A Certificate-
   holders   on    September 16, 1996, per  $1,000  interest .....
   ........................................... $                     5.666666673

2. The total  amount of the  distribution  to Class B Certificate-
   holders  on     September 16, 1996, per  $1,000  interest .....
   ........................................... $                     6.250000000

3. The amount of the distribution set  forth in  paragraph 1 above in  respect of  interest  on  the Class  A  Certificates ,  per
   $1,000 interest ........................... $                     5.666666673

4. The amount of the distribution set  forth in  paragraph 2 above in  respect of  interest  on  the Class  B  Certificates ,  per
   $1,000 interest ........................... $                     6.250000000

5. The amount of the distribution set forth in paragraph  1  above in respect of  principal  on the  Class  A  Certificates ,  per
   $1,000 interest ........................... $                     0.000000000

6. The amount of the distribution set forth in paragraph  2  above in respect of  principal  on the  Class  B  Certificates ,  per
   $1,000 interest ........................... $                     0.000000000


Information Regarding the Performance of the Trust.

- -------------------------------------------------------

1. Collections of Receivables.

- ---------------------------------

  (a) The aggregate amount of Finance Charge Collections processed
      during the related Due Period .......... $                   11,548,628.73

  (b) The  aggregate  amount  of  Principal Collections  processed
      during the related Due Period .......... $                  117,737,342.04

  (c) The aggregate amount of Finance Charge Collections processed during  the  related  Due  Period  which  was  allocated  in
      respect of the Investor Certificates ... $                    8,867,037.14

  (d) The  aggregate  amount  of  Principal Collections  processed during  the  related  Due  Period  which  was  allocated  in
      respect of the Investor Certificates ... $                   90,398,731.21

  (e) The aggregate amount of Finance Charge Collections processed during  the  related  Due  Period  which  was  allocated  in
      respect of the Class A Certificates .... $                    8,060,942.85

  (f) The  aggregate  amount  of  Principal Collections  processed during  the  related  Due  Period  which  was  allocated  in
      respect of the Class A Certificates .... $                   82,180,664.74

  (g) The aggregate amount of Finance Charge Collections processed during  the  related  Due  Period  which  was  allocated  in
      respect of the Class B Certificates .... $                      806,094.29

  (h) The  aggregate  amount  of  Principal Collections  processed during  the  related  Due  Period  which  was  allocated  in
      respect of the Class B Certificates .... $                    8,218,066.47

  (i) The aggregate amount of Finance Charge Collections processed during  the  related  Due  Period  which  was  allocated  in
      respect of the Seller Certificate ...... $                    2,681,591.59

  (j) The  aggregate  amount  of  Principal Collections  processed during  the  related  Due  Period  which  was  allocated  in
      respect of the Seller Certificate ...... $                  27,338,610.83


2. Principal Receivables in the Trust.

- --------------------------------------------------------------------------------

  (a) The aggregate amount  of Principal Receivables  in the Trust
      as of the end of the Due Period  ended  in   August 31, 1996
      (which reflects the Principal Receivables represented by the
      Seller Certificate  and the Investor Certificates) .........
      ........................................ $                 798,553,763.89

  (b) The  amount  of  Principal  Receivables  in  the Trust  rep-
      resented  by   the  Class  A  Certificates   (the  "Class  A
      Interest") as of  the Due Period Ended in    August 31, 1996
      ........................................ $                 550,000,000.00

  (c) The  amount  of  Principal  Receivables  in  the Trust  rep-
      resented  by   the  Class  B  Certificates   (the  "Class  B
      Interest") as of  the Due Period Ended in    August 31, 1996
      ........................................ $                  55,000,000.00

  (d) The  Class A Interest and the  Class B Interest set forth in paragraph  2 (b)  and  2 (c)  above  as  a percentage of the aggregate amount of Principal Receivables set forth in
      paragraph 2 (a) above ..................                            75.76%

  (e) The Class A Interest set forth in paragraph 2 (b) above as a percentage of the aggregate amount of  Principal Receivables
      set forth in paragraph 2 (a) above .....                            68.87%

  (f) The Class B Interest set forth in paragraph 2 (c) above as a percentage of the aggregate amount of  Principal Receivables
      set forth in paragraph 2 (a) above .....                             6.89%

  (g) The Deficit Controlled Amortization Amount (after giving effect
      to payments made on such Distribution Date) $                        0.00

3. Investor Charged-Off Amount.

- ----------------------------------

  (a) The aggregate amount of Receivables charged-off as  uncolle-
      ctible during the  Due  Period   ended in   August 31, 1996
      allocable  to  the  Investor  Certificates   (the  "Investor
      Charged-Off Amount") .................. $                    1,934,202.22

  (b) The aggregate amount of Receivables charged-off as  Uncolle-
      ctible during the  Due  Period   ended in   August 31, 1996
      allocable  to  the  Class  A  Certificates    (the  "Class A
      Charged-Off Amount") .................. $                    1,758,365.65

  (c) The sum of (i) the aggregate amount of Receivables  charged-
      off   as   uncollectible     during    the   Due     Period
      ended   in   August 31, 1996   allocable to the Class B Cert-
      ficates and (ii) the sum of (a) the positive  difference, if any, between the Class B  Subordinated Payment  and  Class B
      Finance Charge Collections (less Class  B  Excess Servicing)
      and (b) the amount by  which the  Investor Interest  for the
      Class B Certificates is reduced pursuant to subsection 4.03(c)
      (i)(C)(the "Class B Charged-Off Amount") $                    1,498,781.84

  (d) The  Cumulative  Class  A  Charged-Off  Amount on ..........
      ............ September 16, 1996 ........ $                            0.00

  (e) The  Cumulative  Class  B  Charged-Off  Amount on ..........
      ............ September 16, 1996 ........ $                            0.00


4. Investor losses; Reimbursement of Charge-Offs.

- -------------------------------------------------------

  (a) The   amount  of  Class  A  Investor  Loss , as  defined  in
      Section  4.06 (b) of the  Agreement , during the Due  Period
      ended   in   August 31, 1996   ......... $                            0.00

  (b) The  amount   of  Class  B  Investor  Loss , as  defined  in
      Section  4.06 (b) of the  Agreement , during the Due  Period
      ended   in   August 31, 1996   ......... $                            0.00

  (c) The amount of Class A Investor Loss set forth in Paragraph 4
      (a) above, per $1,000 interest  ( which will have the effect of reducing, pro rata, the amount of each Class A Certficate-
      holder's investment) ................... $                     0.000000000

  (d) The amount of Class B Investor Loss set forth in Paragraph 4
      (b) above, per $1,000 interest  ( which will have the effect of reducing, pro rata, the amount of each Class B Certficate-
      holder's investment) ................... $                     0.000000000

  (e) The  total  amount  reimbursed  to the  Trust in the  current
      month  pursuant  to  Section   4.06  (c) of   the  Agreement,
      if any, in respect of Class A Investor Losses in prior months
      ........................................ $                            0.00

  (f) The  total  amount  reimbursed  to the  Trust in the  current
      month  pursuant  to  Section   4.06  (c) of   the  Agreement,
      if any, in respect of Class B Investor Losses in prior months
      ........................................ $                            0.00

  (g) The amount set forth in paragraph  4 (e)  above,  per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Class A  Certificateholder's  investment)
      ........................................ $                     0.000000000

  (h) The amount set forth in paragraph  4 (f)  above,  per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Class B  Certificateholder's  investment)
      ........................................ $                     0.000000000

  (i) The  aggregate   amount  of   Class  A  Investor  Losses   in
      the Trust as of  the  end  of the day on                September 16, 1996
      ........................................ $                            0.00

  (j) The  aggregate   amount  of   Class  B  Investor  Losses   in
      the Trust as of  the  end  of the day on                September 16, 1996
      ........................................ $                            0.00

  (k) The amount set forth in  paragraph  4 (i) above , per $1,000 interest (which  will have had the effect  of reducing , pro
      rata , the  amount   of   Class    A    Certificateholder's
      investment ) ........................... $                     0.000000000

  (l) The amount set forth in  paragraph  4 (j) above , per $1,000 interest (which  will have had the effect  of reducing , pro
      rata ,  the  amount   of   Class    B    Certificateholder's
      investment ) ........................... $                     0.000000000


5. Investor Servicing Fee.

- --------------------------------------------------------------

  (a) The amount of  the  Class A Monthly Servicing Fee payable by the Trust to the Servicer for the month of  August 31, 1996
      ..................................... $                         916,703.76

  (b) The amount of the  Class B  Monthly Servicing Fee payable by the Trust to the Servicer for the month of  August 31, 1996
      ..................................... $                          91,670.38


6. Available Subordinated Amount.

- --------------------------------------------------

  (a) The  amount  available  to  be  applied   pursuant  to  Sections 4.03 (c)
      (i) (B) and (C) of the  Agreement  as  of  the  end  of the day   on
      September 16, 1996 ..................... $                   55,000,000.00

  (b) The amount set forth in paragraph 7(a) above as a percentage of
      the Class A Interest.  ......................                       10.00%


7. Available Class B Credit Enhancement Amount.

- --------------------------------------------------

  (a) The amount available to be drawn under the Class B Credit Enhancement pursuant to Sections 4.03 (c) (i) (G) and (H) of the Agreement as of the end of the day  on September 16, 1996
    .......................................... $                  30,250,000.00

  (b) The amount set forth in paragraph 8(a) above as a  percentage
       of the Class B Interest. ...................                       55.00%


8. The Pool Factor.

- -----------------------------------------------

    The  Pool  Factor  represents  the  ratio  of the amount of the
    Class A Interest as of the end of the day on September 16, 1996
    to the amount of the  Class A  Interest as of the Closing Date.
    The amount of a Class A Certificateholder's  pro rata  share of the  Class A Interest  can  be  determined by  multiplying  the
    original  denomination  of   the  Class  A  Certificateholder's
    Certificate by the Pool Factor ...........                       1.00000000

    The  Pool  Factor  represents  the  ratio  of the amount of the
    Class B Interest as of the end of the day on September 16, 1996
    to the amount of the  Class B  Interest as of the Closing Date.
    The amount of a Class B Certificateholder's  pro rata  share of the  Class B Interest  can  be  determined by  multiplying  the
    original  denomination  of   the  Class  B  Certificateholder's
    Certificate by the Pool Factor ...........                       1.00000000

9.  The aggregate outstanding balance of receivables that were delinquent by 30 to 59 days as of the close of business on the last day of the Due Period related to such Distribution Date
                   ...........................................    $19,529,565.61


10. The aggregate outstanding balance of receivables that were delinquent by 60 days or more as of the close of business on the last day of the Due Period related to such Distribution Date
                   ...........................................    $24,625,031.58




             Greenwood Trust Company as Servicer

                                     By:
                                         ----------------------------------
                                     Title: Vice President, Director of
                                     Accounting and Treasurer

                          MONTHLY SERVICER CERTIFICATE

                           DISCOVER CARD TRUST 1992 B

                           --------------------------

                                  CREDIT CARD

                           PASS-THROUGH CERTIFICATES

                           --------------------------


    The undersigned , a duly authorized representative of Greenwood Trust Company ("Greenwood") , as Servicer pursuant to the Pooling and
Servicing   Agreement   dated  as  of  Dec.  1,  1992   (the "Pooling  and
Servicing Agreement" ) by and among Greenwood, Discover Receivables Financing Group and Wilmington Trust Company , does hereby certify as follows:



   1. Greenwood is Servicer under the Pooling and Servicing Agreement.

   2. The undersigned is a Servicing Officer.

   3. The aggregate amount of Collections processed
      during the related Due Period was equal to .. $             129,285,970.77

   4. The  aggregate  amount of  Class A  Principal
      Collections  processed by the Servicer during
      the related Due Period is equal to .......... $              82,180,664.74

   5. The aggregate amount  of the Class A  Finance
      Charge  Collections processed by the Servicer
      during the related Due Period is equal to ... $               8,060,942.85

   6. The sum of all amounts payable to the  Class A
      Certificateholders on the current Distribution
      Date is equal to ............................ $               3,116,666.67

   7. The  aggregate  amount of  Class B  Principal
      Collections  processed by the Servicer during
      the related Due Period is equal to .......... $               8,218,066.47

   8. The aggregate amount  of the Class B  Finance
      Charge  Collections processed by the Servicer
      during the related Due Period is equal to .. $                  806,094.29

   9. The  amount  of  drawings  under  the  Class B
      Credit Enhancement required to be made on  the
      succeeding Drawing Date pursuant to
      (a)  Section 4.03(c)(i)(G) is equal to...... $                        0.00
      (b)  Section 4.03(c)(i)(H) is equal to...... $                        0.00
      (c)  Section 4.05 is equal to............... $                        0.00

  10. The sum of all amounts payable to the Class B
      Certificateholders on the current Distribution
      Date is equal to ............................ $                 343,750.00

  11. Attached hereto is a true copy of the statement
      required to be delivered by the Servicer on the
      date  of   this  Certificate  to  the   Trustee
      pursuant to section 5.02.



     IN WHITNESS WHEREOF , the undersigned has duly executed and and delivered this certificate this day of September 16, 1996



                           GREENWOOD TRUST COMPANY, as Servicer

                           By:
                               ------------------------------
                           Title: Vice President, Director of
                           Accounting and Treasurer